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                                                                 EXHIBIT 10.12


THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY APPLICABLE STATE SECURITIES LAWS.


                             SALESLOGIX CORPORATION

                          COMMON STOCK PURCHASE WARRANT

December 31, 1999                                          Certificate Number 2

         THIS IS TO CERTIFY that GE CAPITAL EQUITY INVESTMENTS, INC., and its transferees, successors and assigns (the "Warrantholder"), for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, is entitled to purchase from SALESLOGIX CORPORATION, a Delaware corporation (the "Company"), at an initial Exercise Price of $28.75 per share, subject to adjustment as provided herein, One Hundred Ninety-Four Thousand One Hundred Two (194,102) shares (the "Aggregate Number") of the fully paid and nonassessable Common Stock. The Aggregate Number is subject to adjustment or reduction as set forth in Section 4 of this Common Stock Purchase Warrant (this "Warrant").

         SECTION 1. DEFINITIONS. As used herein, in addition to the terms defined elsewhere herein, the following terms shall have the following meanings. Capitalized terms not appearing below and not otherwise defined herein shall have the meaning ascribed to them in the Note and Warrant Purchase Agreement.

         "Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person; provided, that in no event shall BancAmerica or GE (or any Affiliate of either BancAmerica or GE) be deemed to be an Affiliate of the Company. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power (a) to vote 10% or more of the securities having ordinary voting power for the election of directors or other managers of such other Person or (b) to direct or cause the direction of the management and policies of such other Person, whether through the ownership of voting securities, by contract or otherwise.

         "Aggregate Number" has the meaning assigned thereto in the first paragraph hereof.

         "Business Day" means any day other than a Saturday, Sunday or other day on which commercial banks in Charlotte, North Carolina or New York, New York are authorized or required by law or executive order to close.

         "Certificate of Incorporation" means the Certificate of Incorporation of the Company, as amended or supplemented from time to time.


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         "Commission" means the Securities and Exchange Commission or any similar agency then having jurisdiction to enforce the Securities Act or the Exchange Act.

         "Common Stock" means collectively (a) the Common Stock of the Company, par value $0.001 per share, as described in the Certificate of Incorporation or
(b) any other capital stock into which the foregoing is reclassified or reconstituted.

         "Convertible Securities" means evidences of indebtedness, shares of stock or other securities which, directly or indirectly, are exchangeable for or exercisable or convertible into Common Stock.

         "Current Market Price" shall refer to the per share value of the Common Stock and shall mean, with respect to the value of a share of Common Stock on any Business Day, (a) if the Common Stock is Publicly Traded at the time of determination, the average of the closing prices on such day of the Common Stock on all domestic securities exchanges on which the Common Stock is then listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted on NASDAQ as of 4:00 P.M. New York time, on such day, or if on any day such security is not quoted on NASDAQ, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of twenty (20) days consisting of the day as of which "Current Market Price" is being determined and the nineteen (19) consecutive Business Days prior to such day; or (b) if the Common Stock is not Publicly Traded at the time of determination, the value determined in good faith by the Board of Directors of the Company based on the per share price for which all the outstanding shares of Common Stock (on a Fully Diluted basis, assuming receipt of applicable consideration for any conversion, exchange or exercise of any Convertible Securities or Options which are exchangeable for or convertible or exercisable into Common Stock unless they are Out of the Money) could be sold in an arm's-length transaction to a third party which is not an Affiliate, treating the Company and its Subsidiaries as a going concern and assuming such sales were between a willing buyer and a willing seller and without regard to any discount for minority interest, restrictions on transfer or lack of marketability.

         "Exercise Price" means the price per share of Common Stock (or price per share of Other Securities) at which the Common Stock (or Other Securities) are purchasable pursuant to this Warrant. The Exercise Price is subject to adjustment as provided herein.

         "Expiration Date" means the tenth (10th) anniversary of the date hereof.

         "Fully Diluted" means, with respect to the Common Stock, as of a particular time the total outstanding shares of Common Stock as of such time, determined by treating all outstanding Options, warrants and other rights for the purchase or other acquisition of shares of Common Stock (whether or not then vested and exercisable and whether or not Out of the Money) as having been exercised and by treating all outstanding securities directly or indirectly


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convertible into or exchangeable for shares of Common Stock (whether or not then exercisable or convertible and whether or not Out of the Money) as having been so converted or exchanged.

         "Majority Warrantholders" means the holders of at least fifty-one percent (51%) of the Senior Warrants (based on the number of shares of Common Stock for which such Senior Warrants may be exercised).

         "Note and Warrant Purchase Agreement" means the Senior Subordinated Note and Warrant Purchase Agreement dated as of the date hereof, by and among the Purchasers and the Company.

         "Option" shall mean any warrant, option or other right to subscribe for or purchase a specified security of the Company.

         "Other Securities" shall mean any stock and other securities of the Company or any other Person (corporate or otherwise) which the Warrantholder at any time shall be entitled to receive, upon the exercise of this Warrant or pursuant to Section 4 hereof, in lieu of or in addition to Common Stock.

         "Out of the Money" means (a) in the case of an Option, that the fair market value of the shares of Common Stock, which the holder thereof is entitled to purchase or subscribe for is less than the exercise price of such Option and
(b) in the case of a Convertible Security, that the quotient resulting from dividing the face value of such Convertible Security by the number of shares of Common Stock into or for which such Convertible Security is exercisable, convertible or exchangeable is greater than the fair market value of a share of Common Stock.

         "Principal Office" means the Company's principal office as set forth in
Section 15(a) hereof or such other principal office of the Company in the United States of America the address of which first shall have been set forth in a notice to the Warrantholder.

         "Publicly Traded" means, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on NASDAQ or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

         "Senior Warrants" means (a) this Warrant, (b) the Initial Warrant issued to the Purchaser other than the Warrantholder on the date hereof and (c) any Adjustment Warrants.

         "Warrant Shares" means (a) the shares of Common Stock that have been issued upon exercise of this Warrant in accordance with its terms and, (b) all other shares of the Company's capital stock issued with respect to such shares by way of stock dividend, stock split or other reclassification or in connection with any merger, consolidation, recapitalization or other reorganization affecting the Company's capital stock, or acquired by way of any rights offering or similar offering made in respect of the capital stock referred to in this clause (b) or the foregoing clause (a).


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         SECTION 2. EXERCISE PRICE. The initial Exercise Price is $28.75 and is subject to adjustment pursuant to Section 4 in connection with an adjustment of the Aggregate Number. In addition, (a) in the event the Notes have not been redeemed in full on August 31, 2000, the Exercise Price, effective on and after August 31, 2000, shall be the lower of $28.75 or the Current Market Price determined as of August 30, 2000; and (b) in the event the Notes have not been redeemed in full on April 2, 2001, the Exercise Price, effective on and after April 2, 2001, shall be the lower of (i) the Exercise Price as determined under clause (a) of this sentence or (ii) the Current Market Price determined as of March 30, 2001.

         SECTION 3. EXERCISE.

         (a) Right to Exercise; Exercise Amount. On or before the Expiration Date, the Warrantholder, in accordance with the terms hereof, may exercise this Warrant in whole or in part at any time by delivering this Warrant to the Company during normal business hours on any Business Day at the Principal Office, together with an Election to Purchase, in the form attached hereto as Exhibit A (the "Election to Purchase"), duly executed, and payment of the Exercise Price for each share to be purchased (with the total number of shares to be purchased being referred to as the "Exercise Amount") as specified in the Election to Purchase. If the Expiration Date is not a Business Day, then this Warrant may be exercised on the next succeeding Business Day. The aggregate Exercise Price (the "Aggregate Exercise Price") to be paid for the Exercise Amount shall equal the product of (i) the Exercise Amount multiplied by (ii) the Exercise Price.

         (b) Payment of Aggregate Exercise Price. Payment of the Aggregate Exercise Price shall be made to the Company in cash or other immediately available funds or as provided in Section 3(c) or (d) or a combination thereof. In the case of payment of all or a portion of the Aggregate Exercise Price pursuant to Section 3(c) or (d) below, the direction by the Warrantholder to apply a portion of the Note held by the Warrantholder and/or to make a "Cashless Exercise" shall serve as accompanying payment for that portion of the Aggregate Exercise Price.

         (c) Cancellation of Note to Pay Aggregate Exercise Price. During any period of time when the Warrantholder is also the Holder of a Note, the Warrantholder shall have the right to pay all or a portion of the Aggregate Exercise Price by applying all or any part of such Note, regardless of whether such amount is then due or whether the Note is then redeemable, to the payment of the Aggregate Exercise Price. The amount of the Note so applied shall be treated as a payment of accrued and unpaid interest under the Note until such accrued and unpaid interest is paid in full, and then shall be treated as the prepayment of principal. Any part of the Note not so applied to payment of the Aggregate Exercise Price shall continue to be due in accordance with the terms thereof.

         (d) Cashless Exercise. The Warrantholder shall have the right to pay all or a portion of the Aggregate Exercise Price by making a "Cashless Exercise" pursuant to this Section 3(d), in which case the portion of the Aggregate Exercise Price to be so paid shall be paid by reducing the number of shares of Common Stock otherwise issuable pursuant to the Election to Purchase by an amount of Common Stock with an aggregate Current Market Price equal to the Aggregate Exercise Price to be so paid.


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         (e) Issuance of Shares of Common Stock. Upon receipt by the Company of this Warrant at the Principal Office in proper form for exercise, and accompanied by payment of the Aggregate Exercise Price as aforesaid, the Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock may not then be actually delivered. Upon such surrender of this Warrant and payment of the Aggregate Exercise Price as aforesaid, the Company shall issue and cause to be delivered with all reasonable dispatch to, or upon the written order of, the Warrantholder (and in such name or names as the Warrantholder may designate) a certificate or certificates for the Exercise Amount, subject to any reduction as provided in
Section 3(d) for a Cashless Exercise.

         (f) Fractional Shares. The Company shall not be required to deliver fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share of Common Stock would be deliverable upon exercise of this Warrant, the Company may, in lieu of delivering such fraction of a share of Common Stock, make a cash payment to the Warrantholder in an amount equal to the same fraction of the Current Market Price.

         (g) Partial Exercise. In the event of a partial exercise of this Warrant, the Company shall issue to the Warrantholder a Warrant in like form for the unexercised portion thereof.

         SECTION 4. ADJUSTMENTS TO AGGREGATE NUMBER. The Aggregate Number shall be subject to adjustment from time to time as set forth in this Section 4.

         (a) Adjustments for Stock Dividends, Subdivisions or Combinations. In the event that at any time or from time to time, the Company shall:

                  (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Common Stock (a "Stock Dividend"),

                  (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock (a "Stock Subdivision"), or

                  (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock (a "Stock Combination"),

then the Aggregate Number in effect immediately prior thereto shall, concurrently with the effectiveness of such event, be (1) proportionately increased in the case of a Stock Dividend or a Stock Subdivision (with the Exercise Price proportionately decreased; provided, that the Company shall not be required to reduce the Exercise Price below the par value of the Common Stock) and (2) proportionately decreased in the case of a Stock Combination (with the Exercise Price proportionately increased). In the event the Company shall declare or pay, without consideration, any dividend on the Common Stock payable in any right to acquire Common Stock for no consideration, then the Company shall be deemed to have made a Stock Dividend in an amount of shares equal to the maximum number of shares issuable upon exercise of such rights to acquire Common Stock.


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         (b) Adjustments for Other Distributions. In case at any time or from time to time the Company shall take a record of the holders of its Common Stock for the purpose of entitling them to receive any dividend or other distribution (collectively, a "Distribution") of:

                  (i) cash,

                  (ii) any evidences of its indebtedness, any shares of its capital stock (other than additional shares of Common Stock) or any other securities or property of any nature whatsoever (other than cash), or

                  (iii) any options or warrants or other rights to subscribe for or purchase any of the following: any evidences of its indebtedness, any shares of its capital stock (other than additional shares of Common Stock) or any other securities or property of any nature whatsoever, then the Warrantholder shall be entitled to receive upon the exercise of this Warrant at any time on or after the taking of such record the number of Warrant Shares to be received upon exercise of this Warrant determined as stated herein and, in addition and without further payment, the cash, evidences of indebtedness, stock, securities, other property, options, warrants and/or other rights to which the Warrantholder would have been entitled by way of the Distribution and subsequent dividends and distributions through the date of exercise as if the Warrantholder (1) had exercised this Warrant immediately prior to such Distribution and (2) had retained the Distribution in respect of the Common Stock and all subsequent dividends and distributions of any nature whatsoever in respect of any stock or securities paid as dividends and distributions and originating directly or indirectly from such Common Stock.

         (c) Adjustments for Reclassification, Exchange and Substitution. If the Common Stock issuable upon exercise of this Warrant shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification, merger, share exchange or otherwise (other than a Stock Dividend, Stock Subdivision or Stock Combination provided for above), the Aggregate Number then in effect, the Exercise Price then if effect and the type of security purchasable under this Warrant shall, concurrently with the effectiveness of such reorganization, reclassification, merger, share exchange or other transaction, be appropriately and equitably adjusted such that this Warrant shall be exercisable for, in lieu of the number of shares of Common Stock which the Warrantholder would otherwise have been entitled to receive, that number of shares of such other class or classes of stock equivalent to the number of shares of Common Stock that would have been subject to receipt by the Warrantholder upon exercise of this Warrant immediately before such change and at an Exercise Price economically equivalent to the Exercise Price in effect immediately before such change.

         (d) Consolidation, Merger, Share Exchange, etc. In case a consolidation, merger or share exchange of the Company shall be effected with another Person on or after the date hereof, or the sale, lease or transfer of all or substantially all of its assets to another Person shall be effected on or after the date hereof, then, as a condition of such consolidation, merger, share



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exchange, sale, lease or transfer, lawful and adequate provision shall be made whereby the Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions specified herein and in lieu of each Warrant Share immediately theretofore purchasable and receivable upon the exercise of this Warrant, such shares of stock, securities, cash or other property receivable upon such consolidation, merger, share exchange, sale, lease or transfer by the holder of the number of shares of Common Stock issuable pursuant to this Warrant immediately prior to such event. In any such case, appropriate and equitable provision also shall be made with respect to the rights and interests of the Warrantholder to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities, cash or other property thereafter deliverable upon the exercise of this Warrant. The Company shall not effect any such consolidation, merger, share exchange, sale, lease or transfer unless prior to or simultaneously with the consummation thereof the successor Person (if other than the Company) resulting from such consolidation, merger or share exchange or the Person purchasing, leasing or otherwise acquiring such assets shall assume, by written instrument mailed to the Warrantholder at its last address appearing on the books of the Company, the obligation to deliver to the Warrantholder such shares of stock, securities, cash or other property as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase. The above provisions of this Section 4(d) shall similarly apply to successive consolidations, mergers, share exchanges, sales, leases or transfers.

         (e) Certificate as to Adjustments. The Company shall, upon the written request at any time by the Warrantholder, furnish or cause to be furnished to the Warrantholder a certificate setting forth such adjustments and readjustments, the Aggregate Number at the time in effect and the amount, if any, of other property which at the time would be received upon exercise of this Warrant. Upon the occurrence of each adjustment or readjustment of the Aggregate Number pursuant to this Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Warrantholder a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based.

         (f) Notices of Record Date. In the event that the Company shall propose at any time:

                  (i) to declare any dividend or distribution upon its Common Stock, whether or not a regular cash dividend or a dividend payable in shares of capital stock and whether or not out of earnings or earned surplus;

                  (ii) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of any class or series, or any other rights;

                  (iii) to effect any reclassification or recapitalization of its outstanding Common Stock involving a change in the Common Stock; or

                  (iv) to merge or consolidate with or into any other corporation, or sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up or enter into any share exchange; then, in connection with each such event, the Company shall send to the Warrantholder:


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                           (A) at least twenty (20) days' prior written notice
                  of the date on which a record shall be taken for such dividend, distribution or subscription rights (and specifying the date on which the holders of Common Stock shall be entitled thereto) or for determining rights to vote in respect of the matters referred to in clauses (iii) and (iv) above and which such notice shall set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action on the Common Stock, if any, and any adjustment which will be required to be made to the Aggregate Number and the Exercise Price as a result of such action; and

                           (B) in the case of matters referred to in clauses
                  (iii) and (iv) above, in the event a record date is taken with respect to any such matter, at least twenty (20) days' prior written notice of such record date or, if no such record date is taken, at least twenty (20) days' prior written notice of the date when such matters shall take place (and specifying the date on which the holders of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon the occurrence of such event).


         (g) No Dilution or Impairment. The Company will not, by amendment of the Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, share exchange, dissolution or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, including without limitation the adjustments required under this Section 4, and will at all times in good faith assist in the carrying out of all such terms and in taking of all such action as may be necessary or appropriate to protect the rights of the Warrantholder against the type or nature of dilution or other impairment for which protection is contemplated to be afforded the Warrantholder in this Warrant.

         SECTION 5. WARRANTHOLDER'S RIGHTS IN CASE OF OTHER SECURITIES. If the Warrantholder at any time shall have received or shall be entitled to receive Other Securities pursuant to the terms hereof, appropriate provision shall be made so that the Warrantholder receives with respect to such Other Securities as nearly as possible the intended benefits of this Agreement with respect thereto.

         SECTION 6. NO IMPAIRMENT. The Company (a) will not increase the par value of any shares of Common Stock receivable on the exercise of this Warrant or take any other action if as a result thereof such par value would exceed the Exercise Price and (b) will take all such action as may be reasonably necessary or appropriate so that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of this Warrant.

         SECTION 7. RESERVATION TO COMMON STOCK AND OTHER COVENANTS.

         (a) Reservation of Authorized Common Stock. The Company shall at all times reserve and keep available out of the aggregate of its authorized but unissued shares, free of preemptive rights, such number of its duly authorized shares of Common Stock, or other stock or


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securities deliverable pursuant to Section 4 hereof, as shall be sufficient to enable the Company at any time to fulfill all of its obligations hereunder.

         (b) Affirmative Actions to Permit Exercise and Realization of Benefits. If any shares of Common Stock reserved or to be reserved for the purpose of exercise of this Warrant, or any shares or other securities reserved or to be reserved for the purpose of issuance pursuant to Section 4 hereof, require registration with or approval of any governmental authority under any federal or state law before such shares or other securities may be validly delivered upon exercise of this Warrant, then the Company covenants that it will, at its sole expense, secure such registration or approval, as the case may be. The Company's obligation hereunder shall apply also to approvals or expirations of waiting periods required under the Hart-Scott-Rodino Antitrust Improvements Act (the "HSR Act"), and with respect to any filings under the HSR Act, whether by the Company, the Warrantholder or any other Person, the Company shall bear the costs of all such filing fees with respect to such filings.

         (c) Validly Issued Shares. The Company covenants that all shares of Common Stock that may be delivered upon exercise of this Warrant (including those issued pursuant to Section 4 hereof) shall upon delivery by the Company be duly authorized and validly issued, fully paid and nonassessable, free from all taxes, liens and charges with respect to the issue or delivery thereof and otherwise free of all other security interests, encumbrances and claims of any nature whatsoever other than those created by the Warrantholder.

         (d) Restrictions on Performance. The Company shall not at any time after the date hereof enter into an agreement or other instrument which, by its terms, restricts its ability to perform its obligations hereunder or making such performance or the issuance of shares of Common Stock upon the exercise of this Warrant a default under any such agreement or instrument.

         (e) Modification of Certificate of Incorporation and By-Laws. The Company shall not amend or consent to any modification, supplement or waiver of any provision of the Certificate of Incorporation or the bylaws of the Company in any manner which would have a material adverse effect on the rights of the Warrantholder hereunder without the prior written consent of the Majority Warrantholders (which consent shall not be unreasonably withheld or delayed).

         SECTION 8. NOTICE OF EXPIRATION DATE. The Company shall give to the Warrantholder notice of the Expiration Date. Such notice may be given by the Company not less than 30 days but not more than 60 days prior to the Expiration Date; provided, that if the Company fails to give timely notice, the Expiration Date will be extended to the date which is 30 days after the day on which such notice is given.

         SECTION 9. TRANSFERS OF THE WARRANT.

         (a) Transfer and Exchanges. The Company shall initially record this Warrant on a register to be maintained by the Company with its other stock books and, subject to Section 9(b) hereof, from time to time thereafter shall transfer this Warrant on such register when this Warrant is: (i) surrendered for transfer in accordance with the terms hereof, and (ii) properly


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endorsed and accompanied by appropriate instructions. Upon any such transfer, a new Warrant or Warrants shall be issued to the transferee and the Warrantholder (in the event that this Warrant is only partially transferred) and the surrendered Warrant shall be canceled. Each such transferee shall succeed to the rights of the transferring Warrantholder hereunder to the extent of such transfer. This Warrant may be exchanged at the option of a Warrantholder, when surrendered at the Principal Office of the Company, for another Warrant or other Warrants of like tenor and representing in the aggregate the right to purchase a like number of shares of Common Stock, subject to adjustment as more fully set forth herein.

         (b) Transfers Subject to Securities Laws; Registration Rights; and Purchase Agreement. Subject to the securities law restrictions set forth in the legend on the first page of this Warrant, the Warrantholder may at any time and from time to time freely transfer its Warrant and the Warrant Shares in whole or in part. Pursuant to the Registration Rights Agreement dated as of the date hereof, among the Company and the Purchasers, Company has granted certain registration rights to the holders of the Senior Warrants. This Warrant, the Adjustment Warrants and the Warrant Shares are issued or issuable subject to the provisions and conditions contained herein and in the Note and Warrant Purchase Agreement.

         SECTION 10. NO VOTING RIGHTS. Prior to the exercise of this Warrant, the Warrantholder shall not be entitled to any voting or other rights as a stockholder of the Company as a result of being a holder of the Warrant except as expressly provided herein.

         SECTION 11. PAYMENT OF TAXES. The Company shall pay all stamp taxes attributable to the initial issuance of shares or other securities issuable upon the exercise of this Warrant or issuable pursuant to Section 4 hereof, excluding any tax or taxes which may be payable because of the transfer involved in the issuance or delivery of any certificates for shares or other securities in a name other than that of the Warrantholder in respect of which such shares or securities are issued.

         SECTION 12. REPLACEMENT WARRANT. If this Warrant is mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and in substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and upon receipt of indemnity reasonably satisfactory to the Company; provided, that (a) if the Warrantholder is BancAmerica, an indemnity by Bank of America Corp. shall be satisfactory and (b) if the Warrantholder is GE, an indemnity by General Electric Capital Corp. shall be satisfactory.

         SECTION 13. [INTENTIONALLY OMITTED].

         SECTION 14. DELAYS, OMISSIONS AND INDULGENCES. No delay or omission to exercise any right, power or remedy accruing to the Warrantholder upon any breach or default of the Company hereunder shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be


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deemed a waiver of any other breach or default theretofor or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the Warrantholder's part of any breach or default hereunder or under this Warrant, or any waiver on the Warrantholder's part of any provisions or conditions hereof must be in writing and that all remedies, either hereunder or by law or otherwise afforded to the Warrantholder, shall be cumulative and not alternative.

         SECTION 15. NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopy, overnight courier service or personal delivery and shall be addressed to such party at the address set forth below or such other address as may hereafter be designated in writing by such party:

                  (a)      if to the Company:

                           SalesLogix Corporation
                           8800 North Gainey Center Drive
                           Suite 200
                           Scottsdale, AZ  85258
                           Attention:  Chief Financial Officer
                           Telecopy:  (480) 368-3799

                           With a required copy to:

                           Osborn Maledon, P.A.
                           2929 North Central Avenue
                           Suite 2100
                           Phoenix, AZ 85012
                           Telecopy:  (602) 640-6067
                           Thomas H. Curzon, Esq.

                  (b)      If to the initial Warrantholder hereunder:

                           GE Capital Equity Investments, Inc.
                           120 Long Ridge Road
                           Stamford, CT  06927
                           Telecopy:  (602) 640-6067
                           Paul Gelburd, Managing Director

                  (c) if to any subsequent Warrantholder, to the respective address set forth on the corporate records of the Company.

         All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five (5) Business Days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         SECTION 16. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that the Company shall have no right to assign its rights, or to delegate its obligations, hereunder without the prior written consent of the Warrantholder.

         SECTION 17. AMENDMENTS. No amendment to or waiver of any Senior Warrant shall be effective unless in writing and executed by the Majority
Warrantholders; provided, that no amendment to any Senior Warrant that unfairly discriminates against the holder thereof shall be made without the written consent of such holder.

         SECTION 18. SEVERABILITY. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired, unless the provisions held invalid, illegal or unenforceable shall substantially impair the benefits of the remaining provisions hereof.

         SECTION 19. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT IS TO BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW OF SUCH STATE.

         SECTION 20. ENTIRE AGREEMENT. This Warrant and the Note and Warrant Purchase Agreement are intended by the parties as a final expression of their agreement and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

         SECTION 21. RULES OF CONSTRUCTION. The titles and captions of the Sections and other provisions hereof are for convenience of reference only and are not to be considered in construing this Agreement. Unless the context otherwise requires "or" is not exclusive, and references to sections or subsections refer to sections or subsections of this Warrant. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

                                *   *   *   *   *

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first above written.


                             SALESLOGIX CORPORATION


                             By:_______________________________________________
                                Name:     Gary R. Acord
                                Title:    Chief Financial Officer

                                    EXHIBIT A

                          FORM OF ELECTION TO PURCHASE


To:      SALESLOGIX CORPORATION

         1. The undersigned, pursuant to the provisions of the attached Warrant, hereby elects to exercise such Warrant with respect to ________ shares of Common Stock (the "Exercise Amount"). Capitalized terms used but not otherwise defined herein have the meanings ascribed thereto in the attached Warrant.

         2. The undersigned herewith tenders payment for such shares in the following manner (please check type, or types, of payment and indicate the portion of the Aggregate Exercise Price to be paid by each type of payment):

                           ____     Exercise for Cash
                           ____     Note Cancellation
                           ____     Cashless Exercise

         3. Please issue a certificate or certificates representing the shares issuable in respect hereof under the terms of the attached Warrant, as follows:


                    ____________________________________________________
                    (Name of Record Warrantholder/Transferee)

and deliver such certificate or certificates to the following address:

                    ______________________________________________

                    ______________________________________________

                    ______________________________________________

                    (Address of Record Warrantholder/Transferee)

         4. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.

         5. If the Exercise Amount is less than all of the shares of Common Stock purchasable hereunder, please issue a new warrant representing the remaining balance of such shares, as follows:


                    _________________________________________________
                    (Name of Record Warrantholder/Transferee)

and deliver such warrant to the following address:


                    ______________________________________________

                    ______________________________________________

                    ______________________________________________

                    (Address of Record Warrantholder/Transferee)


         In witness whereof, the undersigned Warrantholder has caused this Election to Purchase to be executed as of this _____ day of __________, ______.


                             _________________________________________
                             (Name of Warrantholder)



                             By:______________________________________